BREAKTHROUGH TECHNOLOGY PARTNERS I, INC.
                               32700 NE Lesley Rd.
                              Newberg, Oregon 97132



                                 August 13, 2002


United States Securities and Exchange Commission
Washington, DC 20549

Ladies & Gentlemen:

         In connection with the financial statements filed with the report on Form 10-QSB for the period ended June 30, 2002, the undersigned chief executive officer and chief financial officer certifies that the said periodic report fully complies with the requirements of Sections 13(a) and 15(d) of the Securities Exchange Act of 1934 and that the information contained in said periodic report fairly presents, in all material respects, the financial condition and results of operations of Breakthrough Technology Partners I, Inc.


                                           /s/DANIEL M. SMITH
                                           --------------------------------
                                           Daniel M. Smith